PIMCO ETF TRUST
IMPORTANT NOTICE REGARDING CHANGES TO FUND NON‑FUNDAMENTAL INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGIES
Supplement dated May 19, 2023 to the Actively Managed Exchange-Traded Funds Prospectus (the “Prospectus”), dated November 25, 2022, as supplemented from time to time, and to the Statement of Additional Information (the “SAI”), dated November 1, 2022, as supplemented from time to time
Disclosure Related to the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund (the “Fund”)
Effective July 31, 2023, the second sentence of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
“Capital Securities” include (1) securities issued by U.S. and non‑U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt. Hybrid securities may be issued to fulfill ratings criteria for debt securities of an issuer and may, for example, be convertible into preferred shares.
In addition, effective July 31, 2023, Non‑Fundamental Investment Policy (D)(5) in the “Non‑Fundamental Investment Restrictions” section of the SAI is deleted in its entirety and replaced with the following:
The PIMCO Preferred and Capital Securities Active Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in a combination of preferred securities and “Capital Securities”, which include (1) securities issued by financial institutions that can be used to satisfy the financial institution’s regulatory capital requirements and (2) securities, including hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt.
Investors Should Retain This Supplement for Future Reference
ETF_SUPP1_051923